Exhibit 99.2

ASCENDIA BRANDS, INC. TO RESTATE ACCOUNTS

TO REFLECT ADJUSTMENTS IN ACCOUNTING

FOR WIRELESS TECHNOLOGY UNIT

Hamilton, NJ – March 30, 2007 -- Ascendia Brands, Inc. (AMEX: ASB) has announced that, following comments received from the U.S. Securities and Exchange Commission (the “SEC”) and after subsequent discussions with the SEC and with its independent public accountants it will re-state its previously issued financial statements for the first, second, third quarters of its fiscal year ended February 28, 2006, its fiscal year ended February 28, 2006 and the first, second and third quarters of its fiscal year ending February 28, 2007, to make certain adjustments related to the accounting for its wireless applications development subsidiary, Cenuco, Inc. (“Cenuco”) and to reflect the effects of a deemed dividend to the holders of its former Series A Junior Participating Preferred Stock (the “Series A Stock”) resulting from the application of anti-dilution provisions.

The Company will adjust the value of Cenuco recorded following the reverse merger with Hermes Holding Co., Inc. in May 2005 (the “Merger”). In its previously issued financial statements, in accounting for the Merger, the Company based its valuation of Cenuco on the average closing price of the stock of Cenuco for the five trading days commencing two trading days before, and ending two trading days after, the date of the consummation of the Merger on May 20, 2005 (namely $3.22). The Company will adjust this valuation in conformity with SFAS 141 and EITF 99-12 to reflect the average closing price of the Cenuco stock for the five trading days commencing two trading days before, and ending two trading days after, the date of the first public announcement of the merger agreement on March 16 (namely $4.58). This will result in an increase in the valuation of Cenuco of $18,700,756, from $45,703,692 to $64,404,448. All of this additional amount will be allocated to goodwill. Following an impairment test conducted under SFAS 142 in the fourth quarter of its fiscal year ended February 28, 2006, the Company recorded an impairment charge to the goodwill associated with Cenuco of $16,421,000. As a result of the increase in the valuation of Cenuco as of the date of the Merger, the Company will increase the fourth quarter impairment charge by an amount corresponding to the increase in initial value, namely $18,700,756, from $16,421,000 to $35,121,756. The increase in the impairment charge will result in an increase in the Company’s previously reported consolidated net loss for its 2007 fiscal year, from $30,212,416 to $48,913,172. These adjustments are unrelated to, and do not impact, the Company’s health and beauty care business.

The adjustments described above affect the following previously-filed financial statements of the Company, which should no longer be relied upon: (i) Quarterly Report on Form 10-Q for the fiscal quarter ended May 28, 2005, filed July 18, 2005 and Amendment No. 1 thereto filed October 11, 2005; (ii) Quarterly Report on Form 10-Q for the fiscal quarter ended August 27, 2005, filed October 17, 2005, and Amendment No. 1 thereto filed September 15, 2006; (iii) Quarterly Report on Form 10-Q for fiscal quarter ended November 26, 2005, filed January 18, 2006, Amendment No. 1 thereto filed January 23, 2006, and Amendment No. 2 thereto filed October 17, 2006; and (iv) Annual Report on Form 10-K for the fiscal year ended February 28, 2006, filed August 11, 2006.

In addition to the accounting adjustments relating to the goodwill of its Cenuco subsidiary, the Company will re-classify to cost of goods sold certain amortization charges related to software costs that had previously been classified to sales, general and administrative (“SG&A”) expense. This will result in a total reclassification of $1,249,315 for the year ended February 28, 2006, reducing gross profit of Cenuco and of the Company, on a consolidated basis, from $5,303,709 to $4,054,394, with a corresponding reduction to SG&A. There is no effect on net income/(loss). Corresponding adjustments will be made for the three fiscal quarters ended November 25, 2006. These adjustments will reduce gross profit of Cenuco and of the Company, on a consolidated basis, for such period from $12,966,786 to $11,691,129, with a corresponding reduction to SG&A. These adjustments are unrelated to, and do not impact, the Company’s health and beauty care business.

The adjustments described above affect the following previously-filed financial statements of the Company, which should no longer be relied upon: (i) Quarterly Report on Form 10-Q for the fiscal quarter ended August 27, 2005, filed October 17, 2005, and Amendment No. 1 thereto filed September 15, 2006; (ii) Quarterly Report on Form 10-Q for fiscal quarter ended November 26, 2005 filed January 18, 2006, Amendment No. 1 thereto filed January 23, 2006, and Amendment No. 2 thereto filed October 17, 2006; (iii) Annual Report on Form 10-K for the fiscal year ended February 28, 2006 filed August 11, 2006; (iv) Quarterly Report on Form 10-Q for the fiscal quarter ended May 27, 2006, filed August 18, 2006; (v) Quarterly Report on Form 10-Q for the fiscal period ended August 26, 2006, filed October 27, 2006; and (vi) Quarterly Report on Form 10-Q for the period ended November 25, 2006, filed January 10, 2007.

Further, the Company will restate its earnings per share for certain prior periods to reflect deemed (non-cash) dividends to the holders of the Series A Stock triggered by the application of anti-dilution provisions that increased the conversion ratio of the Series A Stock to the Company’s common stock. The deemed dividends to the holders of the former Series A Stock are $364,149, $172,250 and $117,260, respectively, for the second, third and fourth fiscal quarters of the year ended February 28, 2006 and $204,119 and $3,881, respectively for the first and third fiscal quarters of the year ended February 28, 2007. These adjustments are non-cash items and do not affect net income/(loss).

The adjustments described above affect the following previously-filed financial statements of the Company, which should no longer be relied upon: (i) Quarterly Report on Form 10-Q for the fiscal quarter ended August 27, 2005, filed October 17, 2005, and Amendment No. 1 thereto filed September 15, 2006; (ii) Quarterly Report on Form 10-Q for fiscal quarter ended November 26, 2005 filed January 18, 2006, Amendment No. 1 thereto filed January 23, 2006, and Amendment No. 2 thereto filed October 17, 2006; (iii) Annual Report on Form 10-K for the fiscal year ended February 28, 2006, filed August 11, 2006; (iv) Quarterly Report on Form 10-Q for the fiscal quarter ended May 27, 2006, filed August 18, 2006; and (v) Quarterly Report on Form 10-Q for the period ended November 25, 2006, filed January 10, 2007.

###

About Ascendia Brands

Ascendia Brands, Inc. is a leader in the value and premium value segments of the health and beauty care products sector. In November 2005, Ascendia expanded its range of product offerings through the acquisition of a series of brands, including Baby Magic®, Binaca®, Mr. Bubble® and Ogilvie®, and in February 2007 it acquired the Calgon® and Healing Garden® brands. The company is headquartered in Hamilton, New Jersey, and operates two manufacturing facilities, in Binghamton, New York, and Toronto, Canada. Visit http://www.ascendiabrands.com for additional information.

Certain statements contained herein may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, 21E of the Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements regarding business plans, future regulatory environment and approval and, the Company’s ability to comply with the rules and policies of independent regulatory agencies. Although the Company believes the statements contained herein to be accurate as of the date they were made, it can give no assurance that such expectations will prove to be correct. The Company undertakes no obligation to update these forward-looking statements.

Ascendia Contact: John D. Wille Chief Financial Officer (609) 219-0930 ext 150 jwille@ascendiabrands.com	Investor Relations Contact: John G. Nesbett IMS, Inc. (203) 972-9200 jnesbett@institutionalms.com